POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q LIFE SCIENCES INVESTORS (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 11, 2014, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Laura Woodward
Signature

Laura Woodward
Printed Name

April 2, 2014
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q LIFE SCIENCES INVESTORS (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 11, 2014, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Daniel R. Omstead
Signature

Daniel R. Omstead
Printed Name

March 28, 2014
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q LIFE SCIENCES INVESTORS (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 11, 2014, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Michael W. Bonney
Signature

Michael W. Bonney
Printed Name

March 28, 2014
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q LIFE SCIENCES INVESTORS (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 11, 2014, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Rakesh K. Jain
Signature

Rakesh K. Jain
Printed Name

March 28, 2014
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q LIFE SCIENCES INVESTORS (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 11, 2014, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Oleg M. Pohotsky
Signature

Oleg M. Pohotsky
Printed Name

March 28, 2014
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q LIFE SCIENCES INVESTORS (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 11, 2014, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ William S. Reardon
Signature

William S. Reardon
Printed Name

March 28, 2014
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q LIFE SCIENCES INVESTORS (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 11, 2014, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Uwe E. Reinhardt
Signature

Uwe E. Reinhardt
Printed Name

March 28, 2014
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q LIFE SCIENCES INVESTORS (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 11, 2014, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Lucinda H. Stebbins
Signature

Lucinda H. Stebbins
Printed Name

March 28, 2014
Date